Exhibit 10-BBaa

FIRST AMENDMENT TO
LIMITED WAIVER

THIS FIRST AMENDMENT TO LIMITED WAIVER dated as of July 29, 2013 (the “Agreement”) is entered into among TECH DATA CORPORATION, a Florida corporation (“Tech Data”), as collection agent (in such capacity, the “Collection Agent”), TECH DATA FINANCE SPV, INC., a Delaware corporation, as transferor (in such capacity, the “Transferor”), LIBERTY STREET FUNDING CORP., a Delaware corporation, as a Class Conduit and as a Class Investor, CHARIOT FUNDING LLC, a Delaware limited liability company, as successor by merger to Falcon Asset Securitization Company LLC, as a Class Conduit and as a Class Investor, THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency, as a Class Agent and as a Class Investor, JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), a national banking association, as a Class Agent and as a Class Investor, and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as a Class Investor and as Administrative Agent, under and in connection with that certain Transfer and Administration Agreement dated as of May 19, 2000, as last amended by Amendment No. 18 thereto, dated as of October 31, 2012 (as amended, the “Transfer and Administration Agreement”), among the parties hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Transfer and Administration Agreement.

RECITALS

WHEREAS, Tech Data, including in its capacity as the Collection Agent and the Transferor (collectively, the “Tech Data Parties”) and the Administrative Agent, the Class Agents, the Class Conduits and the Class Investors (collectively, the “Waiving Parties”) entered into the Transfer and Administration Agreement;

WHEREAS, the Tech Data Parties and the Waiving Parties entered into that certain Limited Waiver dated as of April 29, 2013, attached hereto as Exhibit A (the “Limited Waiver”); and

WHEREAS, the Tech Data Parties have requested, and the Waiving Parties have agreed, to certain amendments to the Limited Waiver, as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. The Limited Waiver is hereby amended as follows:

(a)    In the fourth Recital to the Limited Waiver, clause (i), which includes the definition of “Transferor Affected Quarterly Financial Statements”, is hereby amended to refer to “its financial statements for its fiscal quarters ending April 30, 2013 and July 31, 2013”.

(b)    In the fourth Recital to the Limited Waiver, clause (ii), which includes the definition of “Tech Data Affected Quarterly Financial Statements”, is hereby amended to refer to “its financial statements for its fiscal quarters ending April 30, 2013 and July 31, 2013”.

(c)    In Section 1(a) and 1(b) of the Limited Waiver, each reference to “July 31, 2013” is hereby replaced with a reference to “October 31, 2013”.

(d)    The proviso at the end of Section 1(b) of the Limited Waiver is hereby amended and restated in its entirety to read as follows:

“provided that it is understood and agreed that failure of the Tech Data Parties to deliver restated Prior Financial Statements and restated 2013 Financial Statements on or before October 31, 2013 (which, in the case of Tech Data, may be provided as part of Tech Data’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) showing results for consolidated net income that are substantially consistent (within $20,000,000) with the estimates of consolidated net income reductions included in Part IV of the  SEC Filing, shall constitute an immediate Event of Default, except as may be further amended upon mutual agreement between the Tech Data Parties and the Waiving Parties; and”

2.    Consent to Amendment to Waiver for Transaction Documents. The Waiving Parties hereby consent, as required by Section 5.2(h) of the Transfer and Administration Agreement, to the entry by the Tech Data Parties into an amendment to the limited waiver with respect to the Purchase Agreement, the Credit Agreement and the Promissory Note, which shall be substantially in the form attached hereto as Exhibit A (the “Amendment to the Transaction Documents Waiver”).

3.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of (i) the counterparts of this Agreement duly executed by the Tech Data Parties and the Waiving Parties and (ii) the counterparts of the Amendment to the Transaction Documents Waiver duly executed by the Tech Data Parties.

4.    Miscellaneous.

(a)    The Transfer and Administration Agreement, and the obligations of the Tech Data Parties thereunder and under the other Transaction Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Both immediately before and after giving effect to this Agreement, each Tech Data Party represents and warrants to the Waiving Parties that, to its knowledge: (i) the Specified Financial Reporting Matters, as defined in the Limited Waiver, as amended hereby, will not affect the value or collectability of the Receivables; (ii) except as provided in clause (iii) below, any Receivables that, as a result of the Specified Financial Reporting Matters, may be the subject of restatement or with respect to which Section 5.1(e) or 5.3(e) may have been violated, were not Eligible Receivables during any time period affected by the foregoing; (iii) to the extent any Receivables affected by the correction of previously unadjusted differences as part of the restatement constituted Eligible Receivables during any relevant period, such Receivables have been collected or do not currently constitute Eligible Receivables; and (iv) to the extent any of the matters waived in the Limited Waiver, as amended hereby (collectively, the “Waived Matters”), would or would reasonably be expected to result in any default, acceleration or similar event under any other Indebtedness of the Tech Data Parties, such Waived Matters have been waived as of the date hereof by the parties entitled to waive the same, or will be waived by the parties entitled to waive the same on or before the earlier of (y) August 15, 2013 in the case of Material Debt Agreements (as defined below) or (z) September 30, 2013 in the case of any agreement or instrument governing Indebtedness of the Tech Data Parties (other than Material Debt Agreements).

The following agreements shall constitute the “Material Debt Agreements”: (i) the Fourth Amended and Restated Participation Agreement, dated as of June 27, 2013, among the Tech Data, as lessee, SunTrust Bank, as lessor, SunTrust Equity Funding, LLC, as agent, and the Lenders party thereto from time to time, (ii) the Fourth Amended and Restated Lease Agreement, dated as of June 27, 2013, between SunTrust Bank, as lessor and the Tech Data, as lessee, (iii) the Credit Agreement, dated as of September 27, 2011, among Tech Data, the Lenders party thereto, the Guarantors party thereto and Bank of America, N.A., as Administrative Agent, (iv) ISDA 2002 Master Agreement and the related Schedule thereto, each dated as of August 30, 2010 among Bank of America, N.A., Tech Data and the affiliates of Tech Data listed in Exhibit A to the Schedule thereto, (v) the ISDA Master Agreement and related Schedule thereto, each dated as of April 30, 2003 between Citibank, N.A. and Tech Data Global Finance L.P. and (vi) the ISDA 2002 Master Agreement and related Schedule thereto, each dated as of December 14, 2011 among JPMorgan Chase Bank, N.A. and Tech Data Europe GMBH and the affiliates listed in Exhibit A to the Schedule thereto.

(c)    The amendments herein do not modify or affect the Tech Data Parties’ obligations to comply fully with (i) the terms of the Transfer and Administration Agreement (including, without limitation, Sections 3.1, 3.2, 3.3, 3.4, 5.1, 5.2, 5.3 and 7.1) for any future periods with respect to the Waived Matters, or any other duty, term, condition or covenant contained in the Transfer and Administration Agreement or any other Transaction Document, except as expressly set forth herein, (ii) the terms of Section 5.5 for any past period (including the periods covered by the Prior Financial Statements and the 2013 Financial Statements, each as defined in the Limited Waiver, as amended hereby) or any subsequent period, or (iii) the obligations of any Tech Data Party to comply with the terms of any other Indebtedness, it being understood that no Termination Event under Section 7.1(f) is being waived hereunder, except to the extent the amendments set forth herein modify the waivers granted under Section 1(b)(v) of the Limited Waiver. Except as expressly set forth herein, nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any other Waiving Party may have under the Transfer and Administration Agreement or any other Transaction Document or under applicable law.

(d)    The Transferor represents and warrants to the Waiving Parties that (i) except with respect to the Waived Matters, the representations and warranties of the Transferor set forth in Section 3.1 of the Transfer and Administration Agreement and in each other Transaction Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Waived Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(e)    The Collection Agent represents and warrants to the Waiving Parties that (i) except with respect to the Waived Matters, the representations and warranties of the Collection Agent set forth in Section 3.3 of the Transfer and Administration Agreement and in each other Transaction Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date and (ii) except with respect to the Waived Matters, no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

(f)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

(h)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

TECH DATA FINANCE SPV, INC.,
as Transferor

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer

TECH DATA CORPORATION,
as Collection Agent

By: /s/ CHARLES V. DANNEWITZ
Name: Charles V. Dannewitz
Title: Senior Vice President & Treasurer
LIBERTY STREET FUNDING CORP.

By: /s/ JILL A. RUSSO
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Liberty
Agent and as a Liberty Bank Investor

By:      /s/ DIANE EMANUEL
Name: Diane Emanuel
    Title: Managing Director
CHARIOT FUNDING LLC

By:    JPMorgan Chase Bank, N.A., its attorney-in-fact

By:      /s/ JOHN KUHNS
Name: John Kuhns
    Title: Executive Director

JPMORGAN CHASE BANK, N.A, as Falcon Agent
and as a Falcon Bank Investor

By:      /s/ JOHN KUHNS
    Name: John Kuhns
    Title: Executive Director
BANK OF AMERICA, NATIONAL ASSOCIATION, as
Administrative Agent and as a SUSI Issuer Bank Investor

By:     /s/ STEVEN MAYSONET
    Name: Steven Maysonet
    Title: Vice President

EXHIBIT A

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